SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: November 1, 1999

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-12500                    13-3145265
(State or Other Jurisdiction     Commission File               IRS Employer
      of Incorporation)              Number)                Identification No.)

               1770 St. James Place, Suite 607, Houston, Texas 7705
                    (Address of Principal Executive Offices)

                                  713-621-3882
              (Registrant's Telephone Number, including Area Cod%)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

      Daniel Avner resigned from the position as President of Isramco, Inc. (the "Company") and has been elected by the Board of Directors to serve as a Vice-President.

      Jackob Maimon has been designated to serve on the Company's Board of Directors and elected President of the Company. Mr. Maimon is the Chairman of the Board of Directors of Naphtha Israel Petroleum Corporation Ltd. ("Naphtha"), an Israeli entity, which holds indirectly through Naphtha Holdings Ltd., another Israeli entity, over 50% of the issued and outstanding stock of the Company. Mr. Maimon has held the position at Naphtha since August 1996. Mr. Maimon is a resident of Israel and is engaged in diverse fields of business, including real estate and import and export. He will continue in his position at Naphtha and engage in his business ventures. Mr. Maimon is the brother of Tina Maimon Arckens, a director of the Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 1999                                Isramco, Inc.


                                                      By: /s/ Haim Tsuff

                                                      Haim Tsuff
                                                      Chairman of the Board